UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2013

WILLIAMS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 15, 2013, Williams Partners L.P. (the “Partnership”) completed a $1.0 billion registered offering of debt securities (the “Offering”) consisting of $600,000,000 aggregate principal amount of its 4.500% Senior Notes due 2023 (the “2023 Notes”) and $400,000,000 aggregate principal amount of its 5.800% Senior Notes due 2043 (the “2043 Notes” and, together with the 2023 Notes, the “Notes”). The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-179471) of the Partnership, and the prospectus supplement dated November 12, 2013 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on November 13, 2013.

The Notes were issued pursuant to an Indenture (the “Base Indenture”), dated as of November 9, 2010, between the Partnership and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), dated as of November 15, 2013, between the Partnership and the Trustee. Each series of Notes is represented by a global security, which is included as an exhibit to the Supplemental Indenture. The Indenture contains covenants that, among other things, restrict the Partnership’s ability to incur liens on assets to secure certain debt and merge, consolidate or transfer or lease all or substantially all of its assets, subject to certain qualifications and exceptions. The Partnership may redeem some or all of the Notes of each series at any time or from time to time prior to August 15, 2023, in the case of the 2023 Notes or May 15, 2043, in the case of the 2043 Notes, at a specified “make whole” premium for each series of Notes described in the Indenture. The Partnership also has the option, with respect to the 2023 Notes, at any time on or after August 15, 2023, and with respect to the 2043 Notes, at any time on or after May 15, 2043, to redeem the Notes of such series, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest thereon to the redemption date, as more fully described in the Indenture. A copy of the Base Indenture was previously filed, and a copy of the Supplemental Indenture is filed as Exhibit 4.1 to this report. The descriptions of the terms of the Base Indenture and the Supplemental Indenture in this Item 1.01 are qualified in their entirety by reference to such exhibits.

The Notes will pay interest semi-annually in cash in arrears on May 15 and November 15 of each year, beginning on May 15, 2014. The Notes are the Partnership’s senior unsecured obligations and will rank equally in right of payment with all of its other senior indebtedness and senior to all of its future indebtedness that is expressly subordinated in right of payment to the Notes.

Item 7.01.	Regulation FD Disclosure.

On November 15, 2013, the Partnership issued a press release announcing the completion of the Offering. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Fourth Supplemental Indenture, dated as of November 15, 2013, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1	Press Release dated November 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC,
its General Partner

By:	/s/ Robert E. Riley, Jr.

Robert E. Riley, Jr.
Assistant Secretary

DATED: November 18, 2013

EXHIBIT INDEX

Exhibit No.	Description

4.1	Fourth Supplemental Indenture, dated as of November 15, 2013, between Williams Partners L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1	Press Release dated November 15, 2013.